SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 24, 2013
Date of Report (Date of earliest event reported)

Hotel Outsource Management International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	6719	13-4167393
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

80 Wall Street, Suite 815, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

212-344-1600
Registrant’s telephone number, including area code

(Former Name or former Address, if Changed Since Last Report)

Item 1.01- Entry into a Material Definitive Agreement

HOMI Industries Ltd (“HOMI Industries”), a wholly owned subsidiary of HOMI, entered into a new loan agreement, dated April 9, 2013, with Ilan Bahry (15%), Amir Schechtman (15%), and Evyatar HaCohen (70%) (collectively, “Bahry, Schechtman and HaCohen”).

This loan agreement is based on a business model which HOMI has described in previous filings, known as HOMI’s “new business model,” and is in substantially the same form as has been used for multiple loan agreements of this kind, which HOMI Industries has entered into with non-affiliated and affiliated parties, since 2009.

Pursuant to this April 9, 2013 loan agreement, Bahry, Schechtman and HaCohen agreed to loan $133,000 to HOMI Industries.

As security and collateral for repayment of this loan, HOMI Industries will encumber in Bahry, Schechtman and HaCohen’s favor a computerized minibar system, including 280 HOMI® 226 computerized minibars, a central unit and a license to HOMI® software, which HOMI Israel Ltd (“HOMI Israel”), – which is under common control as HOMI Industries – undertook to install at the Dan Hotel, Tel-Aviv, Israel and operate under an outsource operation agreement which HOMI Israel signed with the Dan Hotel, Tel-Aviv.

HOMI Industries will make monthly payments to Bahry Schechtman and HaCohen towards repayment of the aforementioned loan. These payments  will not be in a fixed amount. The amount of each monthly repayment will be computed on the basis of HOMI Israel’s revenues from the outsource operation located at the Dan Hotel, Tel-Aviv. HOMI Israel shall invoice the Dan Hotel, Tel-Aviv for the full amount of the net revenues from the outsource operations at that hotel (“Dan Hotel, Tel-Aviv Net Revenues”).  From the sum equal to the Dan Hotel Net Revenues, HOMI Industries will deduct (a) the cost of goods to be sold in the minibars; (b) labor costs; (c) a maintenance fee of $0.06 per minibar per day; and (d) a management fee of 8% of Dan Hotel, Tel-Aviv Net Revenues (collectively, “Dan Hotel, Tel Aviv Operational Payments”).

Until completion of the first 9 years of this loan agreement, on a monthly basis, if Dan Hotel, Tel Aviv Net Revenues, as collected by HOMI Israel, exceed Dan Hotel, Tel Aviv Operational Payments by at least $3,325.00, then the amount of the monthly repayment which HOMI Industries will pay to Bahry, Schechtman and HaCohen shall be equal to 60% of all such excess; if Dan Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, exceed the Dan Hotel, Tel-Aviv Operational Payments by more $1,995.00 but less than $3,325.00 then the amount of the monthly repayment which HOMI Industries will pay to Bahry, Schechtman and HaCohen shall be exactly $1,995.00; if Dan Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, exceed Dan Hotel, Tel-Aviv Operational Payments by less than $1,995.00, then the amount of the monthly repayment which HOMI Industries will pay to Bahry, Schechtman and HaCohen shall be a sum equal to 100% of all such excess; and if Dan Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, do not exceed Dan Hotel, Tel-Aviv Operational Payments, then no monthly repayment will be made to Bahry, Schechtman and HaCohen for that month.

Upon completion of the first 9 years of the Bahry, Schechtman and HaCohen loan, each monthly repayment will be in an amount equal to 60% of the sum, if any, by which Dan Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, exceeded Dan Hotel, Tel-Aviv Operational Payments, for that month.

HOMI Industries shall continue to effect the monthly payments to Bahry, Schechtman and HaCohen for as long as the Dan Hotel, Tel-Aviv Outsource Operation continues. If and when the aggregate total of such monthly repayments exceeds the principal of the loan, such repayments shall be deemed interest on the loan.

If the Dan Hotel, Tel-Aviv Outsource Operation is terminated prior to the completion of the first 9 years of this loan, and the minibar system is removed from the Dan Hotel, Tel-Aviv, HOMI Industries will, at its own cost, have such minibar system reinstalled in another hotel with similar revenue earning capacity as the Dan Hotel, Tel-Aviv within six months.  In the event HOMI Industries does not have the minibar system placed in another similar hotel within six months of termination of this outsource agreement, HOMI Industries shall transfer the encumbrance to a similar minibar system owned by HOMI Industries, instead of the initial minibar system, and monthly repayments will be computed in relation to the replacement minibar system.

On April 14, 2013, HOMI Industries entered into another new loan agreement, with Ilan Bahry (15%), Amir Schechtman (15%), and Or Saada (70%) (collectively, “Bahry, Schechtman and Saada”).

Pursuant to the April 14, 2013 loan agreement, Bahry, Schechtman and Saada agreed to loan $164,545 to HOMI Industries.

As security and collateral for repayment of this loan, HOMI Industries will encumber in the lenders favor a computerized minibar system, including 313 HOMI® 226 computerized minibars, 241 external, electronic dry sections, a central unit and a license to HOMI® software, which HOMI Israel Ltd. undertook to install at the Sheraton Hotel, Tel-Aviv, Israel  and operate for such hotel under an outsource operation agreement which HOMI Israel signed with the hotel (the “Sheraton Hotel, Tel Aviv Outsource Operation”).

HOMI Industries will make monthly payments to Bahry, Schechtman and Saada towards repayment of the April 14, 2013 loan. These payments  will not be in a fixed amount. The amount of each monthly repayment will be computed on the basis of HOMI Israel’s revenues from the Sheraton Hotel, Tel-Aviv Outsource Operation. HOMI Israel shall invoice the Sheraton Hotel, Tel-Aviv for the full amount of the net revenues from the Sheraton Hotel, Tel-Aviv Outsource Operation (“Sheraton Hotel, Tel-Aviv Net Revenues”)..  From the sum equal to the Sheraton Hotel, Tel-Aviv Net Revenues, HOMI Industries will deduct (a) the cost of goods to be sold in the minibars; (b) labor costs; (c) a maintenance fee of $0.06 per minibar per day and $0.01 per dry section per day; and (d) a management fee of 8% of Sheraton Hotel, Tel-Aviv Net Revenues (collectively, “Sheraton Hotel, Tel-Aviv Operational Payments”).

Until completion of the first 9 years of the April 14, 2013 loan agreement,  on a monthly basis, if the Sheraton Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, exceed Sheraton Hotel, Tel-Aviv Operational Payments by at least $4,138.00, then the amount of the monthly repayment which HOMI Industries will pay to Bahry, Schechtman and Saada shall be equal to 60% of all such excess; if Sheraton Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, exceed Sheraton Hotel, Tel-Aviv Operational Payments by more $2,483.00 but less than $4,138.00 then the amount of the monthly repayment which HOMI Industries will pay to Bahry, Schechtman and Saada shall be exactly $2,483.00; if Sheraton Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, exceed the Sheraton Hotel, Tel-Aviv Operational Payments by less than $2,483.00, then the amount of the monthly repayment which HOMI Industries will pay to Bahry, Schechtman and Saada shall be a sum equal to 100% of all such excess; and if Sheraton Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, do not exceed the Sheraton Hotel, Tel Aviv Operational Payments, then no monthly repayment will be made to Bahry, Schechtman and Saada for that month.

Upon completion of the first 9 years of the loan from Bahry, Schechtman and Saada, each monthly repayment will be in an amount equal to 60% of the sum, if any, by which Sheraton Hotel, Tel-Aviv Net Revenues, as collected by HOMI Israel, exceeded the Sheraton Hotel, Tel-Aviv Operational Payments, for that month.

HOMI Industries shall continue to effect the monthly repayments to Bahry, Schechtman and Saada for as long as the Sheraton Hotel, Tel-Aviv Outsource Operation continues. If and when the aggregate total of such monthly repayments exceeds the principal of the loan, such repayments shall be deemed interest on the loan.

If the Sheraton Hotel, Tel-Aviv Outsource Operation is terminated prior to the nine year anniversary of the April 14, 2013 loan, and the minibar system is removed from the Sheraton Hotel, Tel-Aviv, HOMI Industries will, at its own cost, have the minibar system reinstalled in another hotel with similar revenue earning capacity as the Sheraton Hotel, Tel-Aviv within six months.  In the event HOMI Industries does not have that minibar system placed in another similar hotel within six months of termination of its outsource agreement, HOMI Industries shall transfer the encumbrance to a similar minibar system owned by HOMI Industries, instead of the initial minibar system, and monthly repayments will be computed in relation to the replacement minibar system.

Both of the aforementioned loans took effect April 22, 2013.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

10.1	Loan Agreement by and between HOMI and Ilan Bahry, Amir Schechtman and Evyatar HaCohen, dated as of April 9, 2013
10.2	Loan Agreement by and between HOMI and Ilan Bahry, Amir Schechtman and Or Saada, dated as of April 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

April 24, 2013	Hotel Outsource Management International, Inc.

	By:	/s/ Jacob Ronnel
	Name:	Jacob Ronnel
	Title:	Chief Executive Officer